UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 22, 2022 (November 22, 2022)

ASGN Incorporated
(Exact name of registrant as specified in its charter)

Delaware	001-35636	95-4023433
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4400 Cox Road, Suite 110
Glen Allen, Virginia 23060
(Address, including zip code, of Principal Executive Offices)
(888) 482-8068
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock	ASGN	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 22, 2022, ASGN Incorporated (the “Company”) entered into the Ninth Amendment to its Credit Agreement (the “Ninth Amendment”), which amended the Company’s existing Second Amended and Restated Credit Agreement, dated as of June 5, 2015 (as amended, restated, amended and restated, supplemented and otherwise modified to date, including by the Ninth Amendment, the “Amended Credit Agreement”) with Wells Fargo Bank, National Association, as administrative agent and the lenders named therein. The Ninth Amendment (i) increased, via the Company’s incremental facilities under the existing credit agreement, the aggregate commitments available under the revolving credit facility from $250.0 million to $460.0 million on the same terms as the existing revolving credit facility and (ii) replaced the London interbank offered rate with the forward-looking term rate based on the secured overnight financing rate.

The foregoing description of the Ninth Amendment is only a summary and is qualified in its entirety by reference to the full text of the Ninth Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
Exhibit Number	Description
10.1 *
Ninth Amendment to Credit Agreement, dated November 22, 2022, by and among ASGN Incorporated, as the borrower, Wells Fargo Bank, National Association, as administrative agent, swing line lender, and L/C issuer, and the lenders named therein

104.1	Cover page interactive data file (embedded within the Inline XBRL document)
* Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASGN Incorporated

Date: November 22, 2022	/s/ Marie L. Perry
Marie L. Perry
Executive Vice President and Chief Financial Officer